UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

BETA OIL & GAS, INC.
(Name of Registrant as Specified In Its Charter)

PETROHAWK ENERGY, LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[LOGO]

2004 IPAA Oil & Gas Investment Symposium

April 21, 2004

New York, NY

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Forward Looking Statements

This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements in this presentation, other than statements of historical facts, that address the future direction, management and control of the Company, capital expenditures, and events or developments that the company expects or believes are forward-looking statements.  Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements.  Factors that could cause actual results to differ materially from those in forward-looking statements include oil and gas prices, exploitation and exploration successes, continued availability of capital and financing, and general economic, market or business conditions. These risks are presented in detail in our filings with the Securities and Exchange Commission.  The Company has no obligation to update the statements contained in this report or to take action that is described herein or otherwise presently planned.

Beta Oil & Gas, Inc. and its directors, as well as Petrohawk Energy, LLC and certain of its executive officers, may be deemed to be “participants” in the solicitation of proxies from the Beta stockholders in connection with the meeting of the Beta stockholders to be held to consider the approval of the issuance of the Beta common stock to Petrohawk under the terms of a Securities Purchase Agreement dated December 12, 2003.  The participants in the solicitation may include the following directors of Beta: Robert E. Davis, Jr., Rolf N. Hufnagel, David A. Melman, Robert C. Stone, Jr. and David A. Wilkins and the following executive officers of Petrohawk: Floyd C. Wilson, Stephen W. Herod, Shane M. Bayless and Richard K. Stoneburner.  A DESCRIPTION OF SUCH PERSONS’ DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, CAN BE OBTAINED BY REVIEWING THE PRELIMINARY PROXY STATEMENT, AS AMENDED, INITIALLY FILED BY BETA WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 9, 2004.  BETA STOCKHOLDERS SHOULD CAREFULLY READ THE DEFINITIVE PROXY STATEMENT AND ALL AMENDMENTS, BETA’S 10K FOR THE FISCAL YEAR OF 2003 AND OTHER MATERIALS WHICH WILL CONTAIN IMPORTANT INFORMATION AS THEY BECOME AVAILABLE BEFORE MAKING A DECISION CONCERNING THEIR VOTE ON THESE PROPOSALS.  THE PROXY STATEMENT, AS AMENDED, BETA’S 10K AND OTHER RELEVANT DOCUMENTS CAN BE OBTAINED FOR FREE AT THE SEC’S WEBSITE, WWW.SEC.GOV.

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Beta Oil & Gas Overview

•                              Proved Reserves @ 12/31/03 Netherland, Sewell and Associates, Inc. Report

•            30.2 Bcfe

•            22.4 Bcf

•            1.3 MMbbl

•                              Daily Production @ Q4 2003

•            7.7 MMcfe/d

•            5.4 MMcf/d

•            384 Bbl/d

•                              74% Natural Gas – Proved Reserves
70% Natural Gas – Production

•                              79% PDP, 5% PDNP, 16% PUD

•                              11.5 year R/P based on 2003 actual production

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Beta Oil & Gas Overview

•                              $5 million capex budget for 2004

•                              6 gross wells spud in 1Q 2004

•                        West Broussard PUD currently drilling

•                              Failla #1 (West Broussard) current gross production of 20.6 MMcfe/d

•                              West Edmond Hunton Lime Unit (WEHLU)

•                        $2.4 million capex budget for 2004

•                        Anticipate drilling an additional six wells in 2004

•                        Continue to reactivate selected shut-in wells

•                              South Central Kansas Program

•                        Drilled 13 wells during 4Q 2003, 9 wells completed

•                        Additional wells and seismic scheduled for 2004

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Focus Areas

•                              11.5 year R/P

•            Based on 2003 actual production

•                              61% of proved reserves operated

•            218 gross wells; 100 net wells

•                              PDNP/PUD Development Cost – $0.78/Mcfe

[GRAPHIC]

[Mid-Continent (82% of Proved Reserves)]

[Gulf Coast (18% of Proved Reserves)]

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Beta Oil & Gas Trading History

Historical Share Price Performance

(January 2, 2003 – April 14, 2004)

[CHART]

	Current	1 Week	1 Month	2 Months	3 Months	6 Months	1 Year
Average Share Price	$2.84	$2.93	$3.13	$3.13	$3.07	$2.48	$1.87
Average Daily Volume	50,800	58,140	65,008	105,526	94,300	84,033	48,995

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Transaction with Petrohawk Energy, LLC

$60 Million Recapitalization

•                              $25 Million Common Stock

•                        15.15 million shares @ $1.65/share

•                        Post-transaction ownership – 55% Petrohawk

•                              $35 Million Subordinated Convertible Notes

•                        8% coupon, 5 year maturity, 2 year no call/no conversion

•                        Convertible into 17.5 million shares at $2.00/share

•                              10.0 Million Warrants

•                        $1.65/share strike price

•                        5 year term

•                              Board of Directors

•                        4 independent directors

•                        1 management director

•                        2 new equity directors

•                              Shareholder meeting and closing anticipated in May 2004

•                        Floyd C. Wilson will become Chairman, President and Chief Executive Officer of Beta

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Pro Forma Balance Sheet

($ in millions)

	As of December 31, 2003
	(Audited) Actual		(Unaudited) Adjustments		(Unaudited) Pro Forma
Assets
Cash and Cash Equivalents	$2.1		$46.7		$48.8
Other Current Assets	2.3		0.0		2.3
Total Current Assets	4.4		46.7		51.1

Net Oil and Gas Properties and Other	41.4		0.0		41.4
Other Assets	0.3		0.0		0.3
Total Assets	$46.1		$46.7		$92.8

Liabilities and Stockholders’ Equity
Short-Term Debt	$0.1		$0.0		$0.1
Other Current Liabilities	2.4		1.8		4.2
Total Current Liabilities	2.5		1.8		4.3

Bank Debt	13.3		(13.3)		0.0
Subordinated Convertible Note	0.0		35.0		35.0
Other Liabilities	1.1		0.0		1.1
Stockholders’ Equity	29.3		23.2		52.5
Total Liabilites and Stockholders’ Equity	$46.1		$46.7		$92.8

FD Shares Outstanding	13.2	(1)	19.7	(1)	32.9	(1)

Notes:             Pro forma for the $60 million Petrohawk transaction.

Notes to the Unaudited Pro Forma Balance Sheet as of December 31, 2003 may be accessed via the Securities and Exchange Commission’s website at www.sec.gov.

(1)                                  Utilizes the Treasury Method to calculate fully-diluted shares outstanding (based on a $3.00 stock price).

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Petrohawk Energy, LLC

•                              Houston-based E&P company formed in June 2003

•                        Initial capitalization ~$60 million

•                        Significant management investment

•                              Principals have a proven track record of creating shareholder value

•                        Acquisitions

•                        Exploration

•                        Capital markets

•                              Natural gas bias with operational control

•                        Geographic concentration

•                        Drilling upside

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Petrohawk Energy, LLC Management

Experienced Management Team and Highly Regarded Financial Sponsors

Floyd C. Wilson	•	Former Chairman, CEO and founder of 3TEC Energy
	•	Will become Chairman, President and CEO of Beta Oil & Gas after closing

Steve W. Herod	•	Former EVP – Corporate Development and Director of 3TEC Energy
	•	Over 20 years of energy industry experience

Shane M. Bayless	•	Former VP – Controller and Treasurer of 3TEC Energy
	•	Over 15 years of energy industry and public accounting experience

Richard K. Stoneburner	•	Former VP – Exploration of 3TEC Energy
	•	Over 25 years of energy industry experience

•                              Financial sponsors include EnCap Investments, L.P. and Liberty Energy Holdings, LLC

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Summary – Beta/Petrohawk

Beta is an excellent platform

•                              Concentrated asset base

•                              Gas bias with operational control

Transaction will result in a strong balance sheet

•                              Acquisition capacity

•                              Substantial cash reserves; no near-term debt maturities

Significant development drilling program underway

•                              West Broussard

•                              WEHLU

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